Wasatch Advisors Funds, Inc.
Annual Report
September 30, 1995

This may be used as sales literature when preceded or accompanied by a current prospectus. The prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Please read it carefully before investing.


                          Wasatch Advisors Funds, Inc.
                              68 South Main Street
                           Salt Lake City, Utah 84101
                                 (801) 533-0778

                       Letter from the Investment Advisor
                               September 30, 1995

Dear Shareholder:

Overview of the Year

 The bull market in stocks and bonds continues. There is a good reason - the markets have been driven by the positive news and upbeat outlook for the economy.

                                                            Annualized
                                 3rd                        ----------
 Index                         Quarter        1 Year          5 Years
 -----                         -------        ------          -------
 S&P 500                        8.0%          29.7%            17.2%
 S&P Midcap 400                 9.8%          20.8%            21.8%
 Russell 2000                   9.9%          23.4%            21.7%
 Nasdaq Composite Index        11.8%          36.5%            24.8%
 Lehman Bros. Gov't./Corp.
    Bond Index                  1.9%          14.4%             9.9%

 Small companies, especially small growth companies, outperformed the S&P 500 for the quarter and Wasatch Funds fully participated. In June it would have been hard for us to imagine that performance could get any better - but it did.

                                                                 Annualized
                                                 Annualized      ----------
                       3rd                       ----------        Since
 Wasatch Funds       Quarter         1 Year        5 Years      Commencement
 -------------       ------          -----         -------      ------------
 Aggressive Equity   12.5%          35.2%          26.3%          15.5%
 Micro-Cap           25.9%              -              -          36.0%<F1>
 Growth              11.4%          39.8%          21.3%          13.3%
  Mid-Cap            17.9%          69.2%              -          22.1%
  Income              1.2%          10.5%           8.4%           8.2%

<F1>Cumulative total return since June 19, 1995 (Commencement)

 As we review these numbers, we are gratified by the performance of the Wasatch Funds and we remain optimistic about the future. However, many of our shareholders are new to our funds and we feel compelled to issue the usual, but ever-so-important caveats. Markets don't move straight up forever, and they don't move smoothly. We recognize that someday there will be a correction. The problem is that it is difficult, if not impossible, to say when, or how big, the correction will be. Trying to time the market is futile and most often counterproductive.
 Our time-proven strategy, therefore, is to stay the course. Instead of timing the market, we actively seek out the best companies we can find, we are careful to pay a reasonable price, and we let the market take care of itself. We do not expect to raise cash in anticipation of market moves. Neither will we compromise the quality of the companies we invest in while searching for bargain prices. We will stay with our strategy of capturing the earnings growth provided by the high quality companies Wasatch defines as "America's Best Growth Companies" (ABGCs).<F2> We are not concerned by the knowledge that we will participate when the inevitable market correction occurs, because after past corrections when the dust settles, and the market recovers, our strategy of choosing ABGCs has allowed us to weather the storm. Our emphatic advice is to develop your long-term asset allocation and stay the course.

<F2>These are companies we believe possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed, and have sufficient "headroom" in their markets to double their size in five years.


WASATCH AGGRESSIVE EQUITY FUND

Annual Review


 Note:  Wasatch Aggressive Equity Fund closed to new investors on July 15,
 1995.

 While high technology companies and their superior performance have been frequently reported in the news this past year, Wasatch value-added performance came from a variety of sources reflecting our bottom-up style of selecting high quality companies. Surprisingly, most of our performance did not come from stocks in the technology sector.

 Our philosophy states that if we can capture consistent earnings growth, long-run performance will take care of itself. Earnings growth in your portfolio remains vigorous, with our captured earnings growth rate remaining at the top of our long-term experience range at over 25% in the last year. There were few disappointments in this quarter's earnings announcements and this, more than any other factor, accounts for the quarter's superior performance.

Outlook

 It is always wise to talk about a correction and be aware that someday one will come. There is abundant reason for optimism for the economy, the market and for small stocks in particular. We often speak of the economy as moving safely down the economic highway's center lane. It continues to do so. Its growth slowed earlier this year, but did not stop, and we believe it should provide faster growth into 1996. Earnings for the S&P 500 are forecast by most economists to continue double digit rates into 1996. Inflation appears to remain in check. Bonds have rallied and long-term yields are once again in a 6.5% to 7.0% range. Even the dollar has rallied, yet it has been so weak in the last two years that U.S. costs remain 25% lower than Japan's, providing a continued competitive boost to U.S. manufacturers.


                                                       Aggressive Equity Fund



                                9/30/95   9/30/94   9/30/93    9/30/92   9/30/91   9/30/90   9/30/89   9/30/88    9/30/87   12/6/86
                                -------   -------   -------    -------   -------   -------   -------   -------    -------   -------
Wasatch Aggressive
  Equity Fund                   $35,615   $26,345   $24,655    $18,165   $18,593   $11,063   $12,365   $10,211    $11,760   $10,000

S&P 500 Stock Index             $31,010   $23,901   $23,051    $20,399   $18,369   $14,005   $15,431   $11,602    $13,238   $10,000

Nasdaq Composite Index          $29,022   $21,259   $21,214    $16,221   $14,653   $9,581    $13,152   $10,783    $12,356   $10,000

AVERAGE ANNUAL TOTAL RETURN
1 Year  35.2%
5 Year  26.3%
Since Commencement  15.5%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADRs.

This chart assumes an initial gross investment of $10,000 made on 12/6/86 (commencement). Returns shown include the reinvestment of all dividends.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


 Stock prices are up, but earnings are up more. As a result, valuations are not excessive. The price-to-earnings (P/E) ratio for the S&P 500 has fallen from 25 times in 1992 - 1993 to around 15 now. We believe earnings growth for the S&P 500 will slow, particularly for cyclical companies. This is where high quality small growth companies can really shine. When the entire economy is growing fast, as it has recently, steady growth companies get lost in the commotion. As the economy slows, quality company performance stands out and receives the market's limelight. We believe this is why small stocks have begun to outperform large stocks again and why they will continue to do so for several years.

FIVE LARGEST STOCK HOLDINGS - As of September 30, 1995

       Company                          Industry                % of Net Assets
       -------                          --------                ---------------
Century Telephone Enterprises           Telecommunications         4.9%
National Health Investors, Inc. REIT    Real Estate                4.1%
Heilig-Meyers Co.                       Retail                     4.0%
Madge, N.V.                             Communications Products    3.9%
United States Cellular Corp.            Telecommunications         3.7%


WASATCH MICRO-CAP FUND

Review of the Year Since Commencement

 The Wasatch Micro-Cap Fund opened to new investors on June 19, 1995. We're pleased to report that the Fund got off to the best start of any fund in our history, up 25.9% in the quarter and 36% since inception. According to Lipper Analytical Services, based on total return, this was the second best performing stock fund out of the 3,167 stock funds tracked by Lipper for the quarter ended September 30, 1995. We're especially pleased with the performance given it was not overweighted in technology (current technology bet is roughly 20%) which has continued to be a hot part of the market. A favorable small- and micro-cap market as we got into the second half of the year and the advantage of having a small, fresh portfolio certainly contributed to the performance. We feel a more important factor was that, as a general rule, our companies reported higher than expected earnings growth during the quarter. We believe that by staying with our investment strategy of finding companies with the potential to mature into ABGCs we will be in a favorable position to capture future earnings growth. In addition, many of our undiscovered names picked up additional Wall Street coverage during the quarter and as a result we've seen an expansion in the P/E of our portfolio as a whole.




                    Micro-Cap Fund


                                9/30/95    6/19/95
                               --------    --------
Wasatch Micro-Cap Fund          $13,600    $10,000
Russell 2000 Index              $11,042    $10,000

AVERAGE ANNUAL TOTAL RETURN
Cumulative Total Return  36.0%


The Russell 2000 is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks.

This chart assumes an initial gross investment of $10,000 made on 6/19/95 (commencement). Returns shown include the reinvestment of all dividends.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 The Fund was created in an effort to take advantage of an attractive market sector that we, as a Fund Family, were not fully exploiting. While micro-cap stocks have been a subsegment of our small-cap product for the 20 years we have been managing money, we've never had a product that focused exclusively on this sector. As a result, we feel we have not fully tapped the potential of this sector of the market. With a large portion of the 10,000 publicly traded companies being micro-cap and with a continual flow of initial public offerings in micro-cap range, there is a huge universe of companies to pick and choose from. Many of these companies are suited to the "Wasatch style" in that they are underfollowed by Wall Street yet growing at rates in excess of 15% annually. The objective of the Fund is to find very small companies before Wall Street does that can grow into ABGCs. At some point these companies can become candidates for the portfolios of other Wasatch Funds. We feel opening a Micro-Cap Fund is not only an attractive product but beneficial to our entire Fund Family. The Fund will close to new investors before it reaches $100 million in assets.

Outlook

  We're obviously delighted with the Micro-Cap Fund's strong start but our focus is far from that of a single quarter. The Fund's portfolio is being managed in the same style as the Aggressive Equity Fund. The Fund contains a blend of stable core stocks, mixed with more aggressive momentum stocks. It is also committed to the bottom-up style and therefore precludes itself from significant quarterly swings in strategy. Like the Aggressive Equity Fund, we seek companies with strong growth prospects based on a sustainable competitive advantage and strong market growth. We attempt to buy them at attractive valuations which to us means buying at a P/E at or below its projected five year growth rate. The only difference from the Aggressive Equity Fund strategy is in terms of the size and maturity of the companies in the portfolio. The Micro-Cap Fund currently has approximately $120 million median market cap for the stocks in its portfolio while the Aggressive
Equity Fund's median is approximately $250 million. Our target for the Micro-Cap Fund is under $100 million median market cap. We expect to find companies as low as $10 million market cap. Many companies this small won't be very mature and will have less proven managements and therefore will carry somewhat greater risk. The advantage is that they have the potential to grow at a faster rate. With such a large universe to choose from we are optimistic that there are many undiscovered opportunities.

 We believe our Micro-Cap Fund strategy is fairly unique in that it is squarely focused on growth and a micro-cap company's ability to grow and become many times its size. This is different from the strategy of many micro-cap funds which, from our vantage point, focus on value investing and finding cheap stocks that may be beaten down because of poor fundamental performance.


FIVE LARGEST STOCK HOLDINGS - As of September 30, 1995

      Company                           Industry                 % of Net Assets
      -------                           --------                 ---------------
 National Dentex Corp.                  Business Services             5.8%
 Sunstone Hotel Investors, Inc. REIT    Real Estate                   4.8%
 Nature's Sunshine Products, Inc.       Health Care Products          4.7%
 Imnet Systems, Inc.                    Health Care Services          4.0%
 Duracraft Corp.                        Personal Services             3.8%


WASATCH GROWTH FUND

Annual Review

 The Wasatch Growth Fund had a strong third quarter. In fact, the third quarter of 1995 looked very much like the past year. The Fund did better than the average growth fund and about the same as the Nasdaq Composite Index. Because the Nasdaq Composite Index has a heavy weighting in technology stocks, the Composite has been a tough benchmark to beat this year. This is especially true for the Growth Fund given the Fund's minuscule exposure to technology stocks.

Outlook

 The Growth Fund follows a time-tested strategy of investing in high quality growth stocks. We focus our investments on companies that are positioned to generate a stable and growing stream of earnings. We are optimistic that by staying with our long-term investment strategy, the Growth Fund is capable of capturing earnings growth that could reward investors over the long-run.

 Fundamentally, the Growth Fund looks well-positioned today. To us this is a comforting feeling given that many market commentators are predicting a bear market on the horizon. The average stock in the Growth Fund carries a P/E of 22 times and is growing earnings at 24%. In other words, the securities held by the Fund are not expensive and earnings growth is excellent.


                                                            Growth Fund

                                9/30/95   9/30/94   9/30/93    9/30/92   9/30/91   9/30/90   9/30/89   9/30/88    9/30/87   12/6/86
                                -------   -------   -------    -------   -------   -------   -------   -------    -------   -------
Wasatch Growth Fund             $30,167   $21,584   $20,804    $16,836   $17,466   $11,498   $12,080    $9,934    $11,470   $10,000
S&P 500 Stock Index             $31,010   $23,901   $23,051    $20,399   $18,369   $14,005   $15,431   $11,602    $13,238   $10,000
Nasdaq Composite Index          $29,022   $21,259   $21,214    $16,221   $14,653   $9,581    $13,152   $10,783    $12,356   $10,000

AVERAGE ANNUAL TOTAL RETURN
       1 Year         5 Year        Since Commencement
       39.8%          21.3%               13.3%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and ADRs.

This chart assumes an initial gross investment of $10,000 made on 12/6/86 (commencement). Returns shown include the reinvestment of all dividends.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


 During the quarter, the Fund added four new stocks to the portfolio. Corvel Corp. (CRVL) is an innovator in the important business of containing medical costs. Friedmans, Inc. (FRDM) is a fast growing retailer of fine jewelry. Retail stocks have been weak in this market creating the opportunity to buy companies at bargain prices. Techne Corp. (TECH) manufactures disposable biotechnology research products used by biomedical researchers. We see this as a way to invest in the biotechnology industry without taking on the high degree of risk associated with traditional biotechnology stocks. Finally, we initiated a position in Sunstone Hotel Investors, Inc. (SSHI). Sunstone, a Real Estate Investment Trust (REIT), is a conservative play on the improving fundamentals of the hotel industry. We think the dividend yield of 9.5% combined with a Wasatch forecast of 12% earnings growth could result in a 20% long-run annual investment return.

 The average P/E of these new names is 20 times, and the expected growth rate is 25%. In other words, we are still able to find exciting new names at reasonable prices to complement our existing holdings.

FIVE LARGEST STOCK HOLDINGS - As of September 30, 1995


    Company                               Industry              % of Net Assets
    -------                               --------              ---------------
 National Health Investors, Inc. REIT     Real Estate                 5.8%
 Century Telephone Enterprises            Telecommunications          5.2%
 Oasis Residential, Inc. REIT             Real Estate                 4.4%
 Kent Electronics Corp.                   Business Services           3.9%
 Mercury Finance Co.                      Financial Services          3.4%


WASATCH MID-CAP FUND

Annual Review

 The Wasatch Mid-Cap Fund added 17.9% to its performance in the third quarter. In the October 5, 1995 issue of The Wall Street Journal, the Wasatch Mid-Cap Fund was ranked as the #1 Mid-Cap Fund by Lipper Analytical Services for its performance during the 12 months ended September 30, 1995.

 The Mid-Cap Fund focuses on companies with extremely high growth rates. It is generally overweighted in potential high growth sectors of the market such as computer software and semiconductors. This aggressive style can yield high rewards, particularly in strong markets like the one we have experienced in the first three quarters of 1995. However, we want to remind shareholders that this represents a high level of risk and is only appropriate for shareholders with longer time horizons and a willingness to accept higher volatility.

 The strong return during the third quarter was once again led by the Fund's heavy weighting in computer-related stocks. However, we believe the biggest contributor to our performance was the exceptional strength of the fundamental earnings of the companies in the Mid-Cap portfolio. As discussed in previous write-ups, we believe that earnings growth is the most important driver of stock performance. On a combined portfolio basis, the companies in the Mid-Cap Fund reported quarterly earnings in excess of 50% over the last year during the third quarter. This far exceeded our target of 25% captured earnings growth.

Outlook

 As we move into the final quarter of the calendar year, the Mid-Cap Fund will maintain its aggressive growth strategy. The Fund will continue to pursue its main goal of capturing a minimum 25% earnings growth rate for the portfolio at a "fair" price which means a price-to-earnings multiple no higher than the current portfolio growth rate.

 In order to achieve this lofty level of fundamental growth, we will continue to be heavily weighted toward a few industries that have the highest potential growth rates. While this represents a sector risk, the Fund is a non-diversified fund and will continue to pursue growth over diversification. One area of heavy exposure is in technology stocks. Despite the strong move year-to-date in technology stocks, we feel that the companies in our portfolio represent fair valuations. Strong earnings growth, combined with attractive valuations, cause Wasatch analysts to be enthusiastic about the Mid-Cap Fund's future performance potential.


                                                  Mid-Cap Fund

                                9/30/95   9/30/94   9/30/93    9/30/92  8/16/92
                                -------   -------   -------    -------  -------
Wasatch Mid-Cap Fund            $18,653   $11,021   $10,511    $9,930    $10,000
S&P 500 Stock Index             $15,066   $11,612   $11,199    $9,910    $10,000
S&P Midcap 400 Index            $15,850   $12,603   $12,404    $10,000   $10,000

AVERAGE ANNUAL TOTAL RETURN
1 Year            Since Commencement
69.2%                    22.1%



The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

The S&P Midcap 400 Index is a capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

This chart assumes an initial gross investment of $10,000 made on 8/16/92 (commencement). Returns shown include the reinvestment of all dividends.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


 Despite a large number of new names in the portfolio during the last quarter, most of our ten largest positions remain unchanged. We have added several medical companies as we expand our exposure outside the technology arena. We continue to look for high growth medical products and service companies to add to the portfolio. We believe this area will show renewed growth as the providers and decision makers come out of a period of uncertainty surrounding health care reform. Another positive sign is that the FDA appears to be accelerating new product approvals. We have also eliminated or lowered several positions in several industries. We may sell stocks for several reasons, namely: 1) appreciation and excessive valuation; 2) inability to meet growth expectation; and 3) replacement. (We like to keep the number of names in the portfolio low and will replace a stock if we find a "better" idea.)


FIVE LARGEST STOCK HOLDINGS - As of September 30, 1995

     Company                            Industry                 % of Net Assets
  -----------                           --------                 ---------------
  Hummingbird
    Communications Ltd.                 Communications Products       7.7%
  Madge, N.V.                           Communications Products       6.9%
  Express Scripts, Inc., Class A        Health Care Services          5.9%
  Duracraft Corp.                       Personal Products             4.7%
  WorldCom, Inc.                        Telecommunications            4.7%


WASATCH INCOME FUND


Annual Review

 Our bond fund strategy for most of the year has been to hold a relatively short maturity position. We continue to believe that the economy will not readily slip into a recession and that the bond market rally earlier this year stemmed from an overly pessimistic view of the status of the economy. We feel the weakened trend in bond prices during the recent quarter justifies the strategy we initiated earlier in the year.

Outlook

 We believe that bond prices don't fully reflect potential economic strength and possible resultant inflationary pressures. Accordingly, we anticipate maintaining our conservative portfolio.

                                                            Income Fund


                                9/30/95   9/30/94   9/30/93    9/30/92   9/30/91   9/30/90   9/30/89   9/30/88    9/30/87    12/6/86
                                -------   -------   -------    -------   -------   -------   -------   -------    -------    -------
Wasatch Income Fund             $19,970   $18,078   $17,810    $17,158   $15,823   $13,325   $12,707   $11,295    $10,190    $10,000
Lehman Bros. Gov't./
  Corp. Bond Index              $20,819   $18,207   $18,994    $17,053   $15,061   $12,999   $12,177   $10,939    $9,700     $10,000

AVERAGE ANNUAL TOTAL RETURN

   1 Year       5 Year     Since Commencement
   10.5%        8.4%             8.2%

The Lehman Brothers Government Corporate Bond Index is a market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding principal value of $50 million; and minimum quality rating of BBB by Standard & Poor's or Baa by Moody's.

This chart assumes an initial gross investment of $10,000 made on 12/6/86
(commencement). Returns shown include the reinvestment of all dividends.   Past
performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



WRAPPING UP

 Wasatch Advisors Funds is committed to helping our shareholders achieve their financial goals. To this end, we believe it is crucial to have a disciplined, long-term investment strategy. Please remember that the bull market we have been experiencing will not go on forever. Sooner or later there will be a correction. Our 20 years of experience, through up and down markets, has shown that the best way to achieve your long-term financial goals is to stay with your investment program.

 Thank you for your confidence in the Wasatch Funds Family. We look forward to continuing our relationship and will do whatever we can to assist you in reaching your investment objectives. If you have any questions, or if we can provide you with any other services, please give us a call at 1-800-551-1700.

Sincerely,

/s/ Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board


Aggressive Equity Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                         Value
  --------                                                          ------

               COMMON STOCKS 96.92%

               Business Products 6.44%
     157,750   American Business Information, Inc.<F3>          $ 3,194,438
     316,812   BMC West Corp. <F3>                                4,435,368
     244,600   International Imaging Materials, Inc. <F3>         5,931,550
     565,625   Merfin Hygienic Products Ltd. <F3>                 2,634,441
     157,120   Mity-Lite, Inc. <F3>                               1,355,160
      59,500   Wabash National Corp.                              2,104,812
                                                                 ----------
                                                                 19,655,769
                                                                 ----------
               Business Services 3.38%
     205,625   Barrett Business Services, Inc. <F3>               3,135,780
     178,200   National Dentex Corp. <F3>                         3,118,500
     146,200   RTW, Inc. <F3>                                     4,057,050
                                                                 ----------
                                                                 10,311,330
                                                                 ----------
               Communications Products 8.17%
     278,500   Hummingbird Communications Ltd. <F3>              10,374,125
     374,900   Madge, N.V. <F3>                                  11,996,800
      46,750   Stratacom, Inc. <F3>                               2,582,938
                                                                 ----------
                                                                 24,953,863
                                                                 ----------
               Communications Services 2.24%
     115,650   CMG Information Services, Inc. <F3>                3,296,025
      98,700   Data Transmission Network Corp. <F3>               3,528,525
                                                                 ----------
                                                                  6,824,550
                                                                 ----------
               Computer Software 7.00%
     181,500   Aspen Technologies, Inc. <F3>                      5,445,000
     391,100   Phoenix Technologies Ltd. <F3>                     4,937,637
      71,500   Softkey International, Inc. <F3>                   3,163,875
      84,950   Synopsys, Inc. <F3>                                2,612,213
     205,500   Touchstone Software Corp. <F3>                     2,209,125
      77,500   Wonderware Corp. <F3>                              3,012,813
                                                                 ----------
                                                                 21,380,663
                                                                 ----------
               Computer Systems & Components 2.14%
     100,800   Active Voice Corp. <F3>                            2,860,200
      70,950   Digitran Systems, Inc. <F3>                                1
      40,000   Drexler Technology Corp. <F3> <F4>                   391,000
     106,485   Pinnacle Systems, Inc. <F3>                        3,274,413
                                                                 ----------
                                                                  6,525,614
                                                                 ----------

               Electronics 1.41%
     183,000   Cincinnati Microwave, Inc. <F3>                  $ 2,767,875
      35,000   Kent Electronics Corp. <F3>                        1,535,625
                                                                -----------
                                                                  4,303,500
                                                                -----------
               Financial Services 2.93%
     128,862   Washington Federal, Inc.                           3,060,472
     414,250   World Acceptance Corp. <F3>                        5,903,062
                                                                -----------
                                                                  8,963,534
                                                                -----------
               Health Care Products 6.79%
     203,150   Bio-Plexus, Inc. <F3>                              2,488,587
      45,600   Corvel Corp. <F3>                                  1,436,400
     188,375   Epitope, Inc. <F3>                                 2,637,250
     562,416   Interpore International<F3>                        2,741,778
     398,104   Nature's Sunshine Products, Inc.                   8,957,340
     130,500   Techne Corp. <F3>                                  2,463,188
                                                                -----------
                                                                 20,724,543
                                                                -----------
               Health Care Services 6.48%
     247,575   Express Scripts, Inc., Class A<F3>                10,893,300
     177,425   Phamis, Inc. <F3>                                  4,857,009
     203,575   REN Corp. - USA<F3>                                4,046,053
                                                                -----------
                                                                 19,796,362
                                                                -----------
               Personal Products 4.24%
     238,600   Duracraft Corp. <F3>                              10,766,825
     121,162   Varsity Spirit Corp.                               2,180,916
                                                                -----------
                                                                 12,947,741
                                                                -----------
               Personal Services 7.16%
     212,350   Barefoot, Inc.                                     2,787,094
     492,200   Children's Discovery Centers of America, Inc. <F3> 5,783,350
     118,300   Equity Corp. International<F3>                     2,927,925
     251,275   Loewen Group, Inc.                                10,365,094
                                                                -----------
                                                                 21,863,463
                                                                -----------
               Real Estate 5.11%
     410,100   National Health Investors, Inc. REIT              12,405,525
     330,550   Sunstone Hotel Investors, Inc. REIT                3,181,544
                                                                -----------
                                                                 15,587,069
                                                                -----------

               Retail 12.97%
     142,350   Buckle, Inc. (The) <F3>                          $ 2,455,538
     137,800   Doubletree Corp. <F3>                              3,066,050
     153,036   Eateries, Inc. <F3>                                  439,979
     182,100   Friedman's, Inc. <F3>                              3,960,675
     521,390   Heilig-Meyers Co.                                 12,122,318
      82,665   Medicine Shoppe International, Inc.                3,657,926
     280,850   O'Reilly Automotive, Inc. <F3>                     8,495,712
     110,775   St. John Knits, Inc.                               5,400,281
                                                                -----------
                                                                 39,598,479
                                                                -----------
               Semiconductors 3.24%
      63,300   Integrated Process Equipment Corp. <F3>            2,520,131
     181,500   Lattice Semiconductor Corp. <F3>                   7,373,438
                                                                -----------
                                                                  9,893,569
                                                                -----------
               Telecommunications 12.66%
     487,389   Century Telephone Enterprises                     14,804,456
     304,150   Intercel, Inc. <F3>                                6,235,075
     307,390   United States Cellular Corp. <F3>                 11,219,735
     198,650   WorldCom, Inc. <F3>                                6,381,631
                                                                -----------
                                                                 38,640,897
                                                                -----------
               Transportation 2.66%
     107,250   Arrow Transportation Co. <F3>                        268,125
     247,650   Expeditors International of Washington, Inc.       6,686,550
      72,000   M.S. Carriers, Inc. <F3>                           1,152,000
                                                                -----------
                                                                  8,106,675
                                                                -----------
               Other 1.90%
     171,450   FLIR Systems, Inc. <F3>                            2,100,263
      89,550   Interline Resources Corp. <F3>                       402,975
     101,150   OEA, Inc.                                          3,312,662
                                                                -----------
                                                                  5,815,900
                                                                -----------

               Total Common Stocks
               (cost $238,193,468)                              295,893,521
                                                                -----------
               PREFERRED STOCK  0.00%

      12,500   Digitran Systems, Inc. <F3>                             $  1
                                                                       ----

               Total Preferred Stock
               (cost $95,729)                                             1
                                                                       ----

  Principal
   Amount
------------

               DEMAND NOTES 2.18%
               (variable rate)

  $1,025,321   Lilly (Eli) & Co.                                  1,025,321
       5,000   Pitney-Bowes, Inc.                                     5,000
     684,000   Sara Lee Corp.                                       684,000
     150,000   Southwestern Bell Telephone Co.                      150,000
   4,782,187   Warner-Lambert Co.                                 4,782,187
                                                               ------------

               Total Demand Notes
               (cost $6,646,508)                                  6,646,508
                                                               ------------

               Total Investments 99.10%
               (cost $244,935,705)                              302,540,030

               Cash and Other Assets,
               less Liabilities 0.90%                             2,770,999
                                                               ------------

               NET ASSETS 100.00%                              $305,311,029
                                                               ============

                           <F3> Non-income Producing
                     <F4>Restricted security - See Note 7.

                       See notes to financial statements.




Micro-Cap Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                        Value
 ----------                                                        -----

               COMMON STOCKS 81.96%

               Business Products 8.08%
      27,600   BMC West Corp.<F5>                                 $ 386,400
      28,600   International Imaging Materials, Inc. <F5>           693,550
     103,000   Merfin Hygienic Products Ltd. <F5>                   479,730
      41,895   Mity-Lite, Inc. <F5>                                 361,344
       7,500   Thompson PBE, Inc. <F5>                              128,438
                                                                 ----------
                                                                  2,049,462
                                                                 ----------
               Business Services 11.00%
      24,675   Barrett Business Services, Inc. <F5>                 376,294
      83,950   National Dentex Corp. <F5>                         1,469,125
      11,500   On Assignment, Inc. <F5>                             291,813
      23,600   RTW, Inc. <F5>                                       654,900
                                                                 ----------
                                                                  2,792,132
                                                                 ----------
               Communications Products 2.80%
      19,100   Hummingbird Communications Ltd. <F5>                 711,475
                                                                 ----------

               Communications Services 3.14%
       1,950   CMG Information Services, Inc. <F5>                   55,575
      20,700   Data Transmission Network Corp. <F5>                 740,025
                                                                 ----------
                                                                    795,600
                                                                 ----------
               Computer Software 6.99%
       7,900   Aspen Technologies, Inc. <F5>                        237,000
       1,500   Desktop Data, Inc. <F5>                               52,125
       2,000   Discreet Logic, Inc. <F5>                            110,000
         500   Legato Systems, Inc. <F5>                             13,250
      60,000   Phoenix Technologies Ltd. <F5>                       757,500
       5,000   Premenos Technology Corp. <F5>                       162,500
      40,900   Touchstone Software Corp. <F5>                       439,675
                                                                 ----------
                                                                  1,772,050
                                                                 ----------
               Computer Systems & Components 3.43%
      17,750   Active Voice Corp. <F5>                              503,656
       8,400   Adaptive Solutions, Inc. <F5>                         59,850
      10,000   Pinnacle Systems, Inc. <F5>                          307,500
                                                                 ----------
                                                                    871,006
                                                                 ----------
               Electronics 2.21%
      16,500   Cyberoptics Corp. <F5>                             $ 561,000
                                                                 ----------

               Financial Services 0.30%
       5,325   World Acceptance Corp. <F5>                           75,881
                                                                 ----------

               Health Care Equipment 2.12%
      16,000   Corvel Corp. <F5>                                    504,000
       5,000   Infrasonics, Inc. <F5>                                34,688
                                                                 ----------
                                                                    538,688
                                                                 ----------
               Health Care Products 8.65%
      13,000   Bio-Plexus, Inc. <F5>                                159,250
      13,500   Interpore International <F5>                          65,813
      52,760   Nature's Sunshine Products, Inc.                   1,187,100
      41,500   Techne Corp. <F5>                                    783,312
                                                                 ----------
                                                                  2,195,475
                                                                 ----------
               Health Care Services 5.85%
      39,000   Imnet Systems, Inc. <F5>                           1,004,250
      17,500   Phamis, Inc. <F5>                                    479,062
                                                                 ----------
                                                                  1,483,312
                                                                 ----------
               Personal Products 6.35%
      21,200   Duracraft Corp. <F5>                                 956,650
      36,387   Varsity Spirit Corp.                                 654,966
                                                                 ----------
                                                                  1,611,616
                                                                 ----------
               Personal Services 6.89%
       3,500   Advantage Cos., Inc. <F5>                             60,375
      20,000   Ambassadors International<F5>                        225,000
      26,900   Children's Discovery Centers of America, Inc. <F5>   316,075
      30,100   Equity Corp. International<F5>                       744,975
      18,200   Seattle Filmworks, Inc. <F5>                         400,400
                                                                 ----------
                                                                  1,746,825
                                                                 ----------
               Real Estate 4.76%
     125,400   Sunstone Hotel Investors, Inc. REIT                1,206,975
                                                                 ----------

               Retail 7.50%
      14,000   Buckle, Inc. (The) <F5>                              241,500
       5,000   Eateries, Inc. <F5>                                   14,375
      28,700   Friedman's, Inc. <F5>                                624,225
      19,900   O'Reilly Automotive, Inc. <F5>                    $  601,975
      23,000   Quality Dining, Inc. <F5>                            419,750
                                                                 ----------
                                                                  1,901,825
                                                                 ----------
               Semiconductors 0.22%
       2,000   Ontrak Systems, Inc. <F5>                             55,250
                                                                 ----------

               Telecommunications 0.89%
      11,000   Intercel, Inc. <F5>                                  225,500
                                                                 ----------

               Other 0.78%
      16,100   FLIR Systems, Inc. <F5>                              197,225
                                                                 ----------

               Total Common Stocks
               (cost $19,083,441)                                20,791,297
                                                                 ----------

  Principal
   Amount
-------------

               DEMAND NOTES 25.18%
               (variable rate)

  $  537,000   General Mills, Inc.                                  537,000
     715,095   Lilly (Eli) & Co.                                    715,095
   1,127,259   Pitney-Bowes, Inc.                                 1,127,259
   1,134,790   Sara Lee Corp.                                     1,134,790
   1,064,618   Southwestern Bell Telephone Co.                    1,064,618
     986,305   Warner-Lambert Co.                                   986,305
     821,778   Wisconsin Electric Power Co.                         821,778
                                                                 ----------

               Total Demand Notes
               (cost $6,386,845)                                  6,386,845
                                                                 ----------

               Total Investments 107.14%
               (cost $25,470,286)                               $27,178,142

               Liabilities, less
               Cash and Other Assets (7.14)%                    (1,810,001)
                                                               ------------
               NET ASSETS 100.00%                                $25,368,141
                                                               ============

                           <F5> Non-income Producing
                       See notes to financial statements.



                      Growth Fund Schedule of Investments
SEPTEMBER 30, 1995

    Number
  of Shares                                                         Value
-------------                                                      --------

               COMMON STOCKS 86.04%

               Business Products 6.85%
      80,875   American Business Information, Inc. <F6>          $1,637,718
      80,600   BMC West Corp. <F6>                                1,128,400
      37,100   International Imaging Materials, Inc.<F6>            899,675
                                                                 ----------
                                                                  3,665,793
                                                                 ----------
               Business Services 8.04%
      31,900   Corvel Corp. <F6>                                  1,004,850
      47,625   Kent Electronics Corp. <F6>                        2,089,547
      69,200   National Dentex Corp. <F6>                         1,211,000
                                                                 ----------
                                                                  4,305,397
                                                                 ----------
               Computer Software 1.00%
      17,800   Aspen Technologies, Inc. <F6>                        534,000
                                                                 ----------

               Computer Systems & Components 0.00%
      18,100   Digitran Systems, Inc. <F6>                                1
                                                                 ----------

               Financial Services 8.36%
       5,000   Franklin Savings Assn. <F6>                                1
      19,825   Green Tree Financial Corp.                         1,209,325
      75,125   Mercury Finance Co.                                1,831,170
      21,990   Washington Federal, Inc.                             522,262
      63,900   World Acceptance Corp. <F6>                          910,575
                                                                 ----------
                                                                  4,473,333
                                                                 ----------
               Health Care Equipment 0.55%
      12,850   Haemonetics Corp. <F6>                               295,550
                                                                 ----------

               Health Care Products 6.25%
      84,180   Nature's Sunshine Products, Inc.                   1,894,050
      77,000   Techne Corp. <F6>                                  1,453,375
                                                                 ----------
                                                                  3,347,425
                                                                 ----------
               Health Care Services 2.58%
      31,400   Express Scripts, Inc., Class A <F6>                1,381,600
                                                                 ----------

               Personal Products 1.52%
      45,300   Varsity Spirit Corp.                                 815,400
                                                                 ----------


               Personal Services 10.04%
      74,500   Barefoot, Inc.                                     $ 977,812
      94,500   Children's Discovery Centers of America, Inc. <F6> 1,110,375
      61,200   Equity Corp. International <F6>                    1,514,700
      25,300   Loewen Group, Inc.                                 1,043,625
      33,125   Seattle Filmworks, Inc. <F6>                         728,750
                                                                 ----------
                                                                  5,375,262
                                                                 ----------

               Real Estate 13.33%
     103,000   National Health Investors, Inc. REIT               3,115,750
     103,700   Oasis Residential, Inc.                            2,333,250
     175,400   Sunstone Hotel Investors, Inc. REIT                1,688,225
                                                                 ----------
                                                                  7,137,225
                                                                 ----------
               Retail 15.28%
      53,800   Buckle, Inc. (The) <F6>                              928,050
      25,300   Doubletree Corp. <F6>                                562,925
      63,300   Friedman's, Inc. <F6>                              1,376,775
      68,000   Heilig-Meyers Co.                                  1,581,000
      28,400   Medicine Shoppe International, Inc.                1,256,700
      49,850   O'Reilly Automotive, Inc. <F6>                     1,507,962
      19,900   St. John Knits, Inc.                                 970,125
                                                                 ----------
                                                                  8,183,537
                                                                 ----------
               Telecommunications 8.56%
      92,938   Century Telephone Enterprises                      2,822,977
      54,700   WorldCom, Inc. <F6>                                1,757,238
                                                                 ----------
                                                                  4,580,215
                                                                 ----------
               Transportation 3.68%
      39,700   Expeditors International of Washington, Inc.       1,071,900
      56,000   M.S. Carriers, Inc. <F6>                             896,000
                                                                 ----------
                                                                  1,967,900
                                                                 ----------
               Total Common Stocks
               (cost $39,952,902)                                46,062,638
                                                                 ----------
               WARRANTS 0.00%

           1   Cherokee, Inc., Series C                               $   1
                                                                      -----

               Total Warrants
               (cost $6)                                                  1
                                                                      -----

  Principal
   Amount
------------

               DEMAND NOTES 15.89%
               (variable rate)

 $   930,814   General Mills, Inc.                                  930,814
   1,576,025   Pitney-Bowes, Inc.                                 1,576,025
   2,391,445   Sara Lee Corp.                                     2,391,445
   1,831,269   Southwestern Bell Telephone Co.                    1,831,269
   1,774,056   Wisconsin Electric Power Co.                       1,774,056
                                                                 ----------

               Total Demand Notes
               (cost $8,503,609)                                  8,503,609
                                                                 ----------

               Total Investments 101.93%
               (cost $48,456,517)                                54,566,248

               Liabilities, less
               Cash and Other Assets (1.93)%                    (1,032,783)
                                                               ------------

               NET ASSETS 100.00%                               $53,533,465
                                                               ============

                           <F6> Non-income Producing

                       See notes to financial statements.



Mid-Cap Fund Schedule of Investments
September 30, 1995

Number of
 Shares                                                            Value
---------                                                         --------
               COMMON STOCKS 86.20%

               Business Products 0.92%
      25,600   Wabash National Corp.                             $  905,600
                                                                 ----------

               Business Services 2.83%
       7,500   Barrett Business Services, Inc. <F7>                 114,375
      96,300   RTW, Inc. <F7>                                     2,672,325
                                                                 ----------
                                                                  2,786,700
                                                                 ----------
               Communications Products 15.32%
     204,700   Hummingbird Communications Ltd. <F7>               7,625,075
     211,750   Madge, N.V. <F7>                                   6,776,000
      12,700   Stratacom, Inc. <F7>                                 701,675
                                                                 ----------
                                                                 15,102,750
                                                                 ----------
               Computer Software 14.08%
      68,100   Aspen Technologies, Inc. <F7>                      2,043,000
      50,600   Parametric Technology Corp. <F7>                   3,111,900
     300,450   Phoenix Technologies Ltd. <F7>                     3,793,181
      15,000   Premenos Technology Corp. <F7>                       487,500
      49,900   Softkey International, Inc. <F7>                   2,208,075
      24,200   Synopsys, Inc. <F7>                                  744,150
     139,000   Touchstone Software Corp. <F7>                     1,494,250
                                                                 ----------
                                                                 13,882,056
                                                                 ----------
               Computer Systems & Components 5.79%
      74,600   Active Voice Corp. <F7>                            2,116,775
     124,500   Adaptive Solutions, Inc. <F7>                        887,063
      85,000   Drexler Technology Corp. <F7><F8>                   830,875
      61,000   Pinnacle Systems, Inc. <F7>                        1,875,750
                                                                 ----------
                                                                  5,710,463
                                                                 ----------
               Electronics 7.07%
     245,675   Cincinnati Microwave, Inc. <F7>                    3,715,834
      74,200   Kent Electronics Corp. <F7>                        3,255,525
                                                                 ----------
                                                                  6,971,359
                                                                 ----------
               Health Care Products 0.75%
      33,000   Nature's Sunshine Products, Inc.                     742,500
                                                                 ----------



               Health Care Services 13.42%
     131,825   Express Scripts, Inc., Class A <F7>              $ 5,800,300
      20,000   HBO & Company                                      1,250,000
     165,700   Imnet Systems, Inc. <F7>                           4,266,775
      69,800   Phamis, Inc. <F7>                                  1,910,775
                                                                -----------
                                                                 13,227,850
                                                                -----------
               Personal Products 4.72%
     103,150   Duracraft Corp. <F7>                               4,654,644
                                                                -----------

               Personal Services 2.04%
     171,600   Children's Discovery Centers of America, Inc. <F7> 2,016,300
                                                                -----------

               Retail 4.26%
      30,000   Doubletree Corp. <F7>                                667,500
     109,000   Friedman's, Inc. <F7>                              2,370,750
       3,000   O'Reilly Automotive, Inc. <F7>                        90,750
      58,500   Quality Dining, Inc. <F7>                          1,067,625
                                                                -----------
                                                                  4,196,625
                                                                -----------
               Semiconductors 4.65%
      36,500   Integrated Process Equipment Corp. <F7>            1,453,156
      77,200   Lattice Semiconductor Corp. <F7>                   3,136,250
                                                                -----------
                                                                  4,589,406
                                                                -----------
               Telecommunications 8.74%
      70,200   Intercel, Inc. <F7>                                1,439,100
      70,100   United States Cellular Corp. <F7>                  2,558,650
     143,900   WorldCom, Inc. <F7>                                4,622,788
                                                                -----------
                                                                  8,620,538
                                                                -----------
               Other 1.61%
     129,900   FLIR Systems, Inc. <F7>                            1,591,275
                                                                -----------

               Total Common Stocks
               (cost $72,972,850)                                84,998,066
                                                                -----------

  Principal
  Amount
  ----------   COMMERCIAL PAPER 8.11%
  $1,000,000   G.E. Capital Corp., 5.73%, 10/3/95               $ 1,000,000
   1,000,000   Norwest Financial, Inc., 5.77%, 10/5/95            1,000,000
   2,000,000   Norwest Financial, Inc., 5.77%, 10/12/95           2,000,000
   3,000,000   Prudential Funding Corp., 5.70%, 10/3/95           3,000,000
   1,000,000   Prudential Funding Corp., 5.76%, 10/4/95           1,000,000
                                                                -----------
               Total Commercial Paper
               (cost $8,000,000)                                  8,000,000
                                                                -----------

               DEMAND NOTES 9.61%
               (variable rate)

   1,490,487   General Mills, Inc.                                1,490,487
     950,793   Lilly (Eli) & Co.                                    950,793
   1,717,559   Pitney-Bowes, Inc.                                 1,717,559
   1,907,922   Sara Lee Corp.                                     1,907,922
   1,628,501   Southwestern Bell Telephone Co.                    1,628,501
   1,781,050   Wisconsin Electric Power Co.                       1,781,050
                                                                 ----------

               Total Demand Notes
               (cost $9,476,313)                                  9,476,313
                                                                 ----------

               Total Investments  103.92%
               (cost $90,449,163)                               102,474,379

               Liabilities, less
               Cash and Other Assets (3.92)%                    (3,868,902)
                                                                -----------

               NET ASSETS 100.00%                               $98,605,477
                                                               ============

                           <F7> Non-income Producing
                    <F8> Restricted security - See Note 7.

                       See notes to financial statements.





Income Fund Schedule of Investments
September 30, 1995

Principal Amount                                                    Value
----------------                                                   -------

               CORPORATE BONDS 0.65%

    $ 25,000   Illinois Bell Telephone Co.,
               8.50%, 4/22/26                                      $ 26,125
                                                                   --------

               Total Corporate Bonds
               (cost $26,231)                                        26,125
                                                                   --------

               U.S. GOVERNMENT AGENCY 9.94%

     400,000   Student Loan Marketing Assn.,
               8.80%, 11/15/04                                      400,952
                                                                   --------

               Total U.S. Government Agency
               (cost $400,000)                                      400,952
                                                                   --------

               U.S. GOVERNMENT OBLIGATIONS 64.17%
   2,200,000   U.S. Treasury Bill,
               5.57%, 2/8/96                                      2,156,843

     350,000   U.S. Treasury Note,
               9.375%, 2/15/06                                      432,506
                                                                  ---------

               Total U.S. Government Obligations
               (cost $2,550,973)                                  2,589,349
                                                                  ---------

               DEMAND NOTES 24.53%
                                                            (variable rate)


      40,000   General Mills, Inc.                                   40,000
     142,176   Lilly (Eli) & Co.                                    142,176
      86,460   Pitney-Bowes, Inc.                                    86,460
     227,292   Sara Lee Corp.                                       227,292
     194,421   Southwestern Bell Telephone Co.                      194,421
     123,739   Warner-Lambert Co.                                   123,739
     175,880   Wisconsin Electric Power Co.                         175,880
                                                                  ---------

               Total Demand Notes
               (cost $989,968)                                      989,968
                                                                  ---------

               Total Investments 99.29%
               (cost $3,967,172)                                 $4,006,394

               Cash and Other Assets,
               less Liabilities 0.71%                                28,829
                                                                 ----------

               NET ASSETS 100.00%                                $4,035,223
                                                                 ==========


                       See notes to financial statements.

Wasatch Advisors Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             Aggressive
                                               Equity          Micro-Cap          Growth             Mid-Cap           Income
                                                Fund             Fund              Fund                Fund             Fund
                                           -------------     ------------     -------------       -------------     ------------
Assets:
  Investments, at market value
     Nonaffiliated issuers (cost
       $230,242,019, $25,470,286,
       $48,456,517,$90,449,163,
       and $3,967,172, respectively)       $289,541,242     $27,178,142        $54,566,248        $102,474,379      $4,006,394
     Affiliated issuers (cost $14,693,686,
       $0, $0, $0 and $0, respectively)      12,998,788               -                  -                   -               -
  Cash                                          328,900               -            400,000                   -               -
  Receivable for investment
     securities sold                          2,414,999               -                  -             266,390               -
  Interest and dividends receivable             289,918          21,029            101,582              38,654          22,226
  Prepaid expenses                               29,447           7,248              8,323              10,036           7,322
  Receivable from adviser                             -           3,943              3,384              18,342           6,022
                                           ------------     -----------        -----------        ------------     -----------
     Total Assets                           305,603,294      27,210,362         55,079,537         102,807,801       4,041,964
                                           ------------     -----------        -----------        ------------     -----------
Liabilities:
  Payable for securities purchased                    -       1,812,541          1,500,342           4,113,174               -
  Accrued investment advisory fee                84,436          12,811             14,143              32,194             553
  Accrued expenses                              207,829          16,869             31,587              56,956           6,188
                                           ------------     -----------        -----------        ------------     -----------
     Total Liabilities                          292,265       1,842,221          1,546,072           4,202,324           6,741
                                           ------------     -----------        -----------        ------------     -----------
Net Assets:                                $305,311,029     $25,368,141        $53,533,465        $ 98,605,477     $ 4,035,223
                                           ============     ===========        ===========        ============     ===========
Net Assets Consist of:
  Capital stock                            $     12,212     $     9,334        $     3,352        $      5,298     $       384
  Paid-in-capital in excess of par          246,407,438      23,651,704         46,729,891          86,322,202       3,930,190
  Undistributed net investment income                 -              -              57,262                   -         151,554
  Undistributed net realized gain (loss)
     on investments                           1,287,054           (753)            633,229             252,761        (86,127)
  Net unrealized appreciation
     on investment securities                57,604,325       1,707,856          6,109,731          12,025,216          39,222
                                           ------------     -----------        -----------        ------------     -----------
  Net Assets                               $305,311,029     $25,368,141        $53,533,465        $ 98,605,477     $ 4,035,223
                                           ============     ===========        ===========        ============     ===========

Capital Stock, $.001 par value:
  Authorized                                100,000,000     100,000,000        100,000,000         100,000,000     100,000,000
  Issued and outstanding                     12,212,284       9,333,798          3,351,512           5,297,597         384,158

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE:                                       $25.00           $2.72             $15.97              $18.61          $10.50
                                                 ======           =====             ======              ======          ======

See notes to financial statements.


Wasatch Advisors Funds, Inc.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1995
                                             Aggressive
                                               Equity          Micro-Cap          Growth             Mid-Cap           Income
                                                Fund           Fund<F9>           Fund                Fund             Fund
                                           -------------     ------------     -------------       -------------     ------------
Investment Income:
  Interest                                    $ 852,827        $ 43,923         $133,660            $193,915          $232,459
  Dividends                                     739,138<F10>      1,995          217,185<F11>          2,897                 -
                                              ---------        --------         --------            --------          --------
                                              1,591,965          45,918          350,845             196,812           232,459
                                              ---------        --------         --------            --------          --------
Expenses:
  Investment advisory fees                    1,446,523          52,691          195,697             237,215            16,871
  Shareholder servicing                         257,546           6,749           25,567              35,184             9,753
  Fund administration and
     accounting fees                            151,167           6,742           21,824              15,449             4,359
  Federal and state registration fees           122,623          17,589           31,340              51,638            15,027
  Custody fees                                   54,837             675           12,575              11,907             1,052
  Reports to shareholders                        54,112             873            6,812               6,470             1,229
  Audit fees                                     10,430           2,992            7,762               5,371             2,268
  Legal fees                                     10,006             295            4,232               1,367             1,011
  Other                                           7,684             249            2,265               1,062             1,232
  Directors' fees                                 3,755             120              799               1,026               399
  Pricing                                         2,525             370            1,346               1,196               516
                                              ---------         -------         --------            --------          --------

  Total expenses before
     reimbursement                            2,121,208          89,345          310,219             367,885            53,717
  Reimbursement of expenses
     by advisor                                       -        (23,438)         (16,636)            (35,750)          (19,946)
                                             ----------       ---------        ---------          ----------         ---------

  Net expenses                                2,121,208          65,907          293,583             332,135            33,771
                                             ----------       ---------        ---------          ----------         ---------

Net Investment (Loss) Income:                 (529,243)        (19,989)           57,262           (135,323)           198,688
                                             ----------       ---------        ---------          ----------         ---------

Realized and unrealized gain:
  Net realized gain (loss) on investments     2,696,275           (753)          736,267             417,714          (35,783)
  Change in unrealized appreciation
     on investments                          54,953,184       1,707,856        6,268,326          12,017,873           167,864
                                            -----------      ----------       ----------         -----------         ---------

     Net gain on investments                 57,649,459       1,707,103        7,004,593          12,435,587           132,081
                                            -----------      ----------       ----------         -----------         ---------


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS:                $57,120,216      $1,687,114       $7,061,855         $12,300,264          $330,769
                                            ===========      ==========       ==========         ===========          ========

<F9> Commenced operations on June 19, 1995.
<F10> Net of $2,322 in foreign withholding taxes.
<F11> Net of $265 in foreign withholding taxes.

See notes to financial statements.


Wasatch Advisors Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
                                                Aggressive Equity Fund         Micro-Cap Fund                  Growth Fund

                                              Year ended      Year ended       June 19, 1995<F12>       Year ended    Year ended
                                             Sept.30, 1995   Sept.30, 1994    to Sept.30, 1995        Sept.30, 1995  Sept.30, 1994
                                             -------------   -------------    ----------------        -------------  -------------
OPERATIONS:
  Net investment (loss) income               $ (529,243)     $ (235,772)         $ (19,989)           $    57,262    $  (71,126)
  Net realized gain (loss) on investments      2,696,275       4,156,773              (753)               736,267      2,977,656
  Change in unrealized appreciation/
      depreciation on investments             54,953,184     (1,534,286)          1,707,856             6,268,326    (2,699,070)
                                             -----------     -----------         ----------           -----------    -----------
  Net increase in net assets resulting
      from operations                         57,120,216       2,386,715          1,687,114             7,061,855        207,460
                                             -----------     -----------         ----------           -----------    -----------

DIVIDENDS PAID FROM:
  Net investment income                                -               -                  -                     -              -
  Net realized gains                         (4,403,597)     (1,539,930)                  -           (2,878,781)      (952,468)
                                             -----------     -----------         ----------           -----------    -----------
                                             (4,403,597)     (1,539,930)                  -           (2,878,781)      (952,468)
                                             -----------     -----------         ----------           -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                246,050,188      25,582,930         24,358,929            40,273,774      1,301,424
  Shares issued to holders in
      reinvestment of dividends                4,262,844       1,502,281                  -             2,805,588        947,918
                                            ------------     -----------         ----------           -----------   ------------
                                             250,313,032      27,085,211         24,358,929            43,079,362      2,249,342
  Shares redeemed                           (44,087,768)     (4,856,212)          (677,902)           (4,947,865)    (7,904,118)
                                            ------------     -----------        -----------           -----------   ------------
  Net increase (decrease)                    206,225,264      22,228,999         23,681,027            38,131,497    (5,654,776)
                                            ------------     -----------        -----------           -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS:                             258,941,883      23,075,784         25,368,141            42,314,571    (6,399,784)

NET ASSETS:
  Beginning of period                         46,369,146      23,293,362                  -            11,218,894     17,618,678
                                            ------------     -----------        -----------          ------------   ------------
  End of period                             $305,311,029     $46,369,146        $25,368,141           $53,533,465    $11,218,894
                                            ============     ===========        ===========          ============   ============
     Undistributed net investment
     income included in net assets
     at end of period                                  -               -                  -             $  57,262              -
                                            ============     ===========        ===========           ===========   ============

<F12> Commencement of operations.
See notes to financial statements.

Wasatch Advisors Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Mid-Cap Fund                                  Income Fund

                                                   Year ended         Year ended               Year ended          Year ended
                                               September 30, 1995  September 30, 1994      September 30, 1995   September 30, 1994
                                               ------------------  ------------------      ------------------   ------------------
OPERATIONS:
   Net investment (loss) income                  $ (135,323)        $  (17,402)                $  198,688          $  180,533
   Net realized gain (loss) on investments           417,714            127,191                  (35,783)            (50,344)
   Change in unrealized appreciation/
      depreciation on investments                 12,017,873          (107,833)                   167,864            (76,066)
                                                 -----------        -----------                ----------          ----------
   Net increase in net assets resulting
      from operations                             12,300,264              1,956                   330,769              54,123
                                                 -----------        -----------                ----------          ----------

DIVIDENDS PAID FROM:
   Net investment income                                   -                  -                 (183,919)           (163,631)
   Net realized gains                                (2,697)                  -                         -             (7,011)
                                                 -----------        -----------                ----------          ----------
                                                     (2,697)                  -                 (183,919)           (170,642)
                                                 -----------        -----------                ----------          ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                    93,354,746            161,009                 1,362,975             283,296
   Shares issued to holders in
      reinvestment of dividends                        2,678                  -                   179,666             167,058
                                                 -----------        -----------                ----------          ----------
                                                  93,357,424            161,009                 1,542,641             450,354
   Shares redeemed                               (8,140,574)        (1,523,064)                 (904,145)           (832,134)
                                                 -----------        -----------                ----------          ----------
   Net increase (decrease)                        85,216,850        (1,362,055)                   638,496           (381,780)
                                                 -----------        -----------                ----------          ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS:                                 97,514,417        (1,360,099)                   785,346           (498,299)

NET ASSETS:
   Beginning of period                             1,091,060          2,451,159                 3,249,877           3,748,176
                                                 -----------        -----------               -----------          ----------
   End of period                                 $98,605,477         $1,091,060                $4,035,223          $3,249,877
                                                 ===========        ===========               ===========          ==========
      Undistributed net investment
      income included in net assets
      at end of period                                     -                  -               $   151,554          $  136,785
                                                 ===========        ===========               ===========          ==========

See notes to financial statements.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS
                                                                                                                          Micro-Cap
Aggressive Equity Fund                                                                                                      Fund
                                                                                                                 Dec. 6,   June 19,
                                                                                                               1986<F13>  1995<F13>
                                                                                                                 through   through
                                             Year ended September 30,              Year ended September 30,      Sept.30,  Sept.30,
                                       1995       1994     1993      1992      1991     1990      1989     1988    1987      1995
                                       -----      -----    -----    -----     -----     ----      ----     ----    ----      ----

Net asset value,
   beginning of period               $19.96     $19.75   $15.23    $16.42    $ 9.77   $10.92    $ 9.07    $11.76    $10.00  $2.00

Income (loss) from investment
 operations:
   Net investment (loss) income      (0.04)     (0.02)   (0.09)    (0.03)    (0.04)     0.01    (0.01)      0.03      0.02      -
   Net realized and unrealized
      gains (losses) on securities     6.59       1.33     5.40    (0.26)      6.69   (1.16)      1.91    (1.66)      1.74   0.72
                                     ------     ------    -----    ------    ------   ------    ------   -------     -----  -----
      Total from investment
       operations                      6.55       1.31     5.31    (0.29)      6.65   (1.15)      1.90    (1.63)      1.76   0.72

Less distributions:
   Dividends from net investment
      income                              -          -        -         -         -        -    (0.05)    (0.01)         -      -
   Distributions from net realized
      gains                          (1.51)     (1.10)   (0.79)    (0.90)         -        -         -    (1.05)         -    -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------
      Total distributions            (1.51)     (1.10)   (0.79)    (0.90)         -        -    (0.05)    (1.06)         -    -
                                     ------     ------   ------    ------     -----   ------    ------    ------   ------- ------

Net asset value, end of period       $25.00     $19.96   $19.75    $15.23    $16.42   $ 9.77    $10.92    $ 9.07    $11.76  $2.72
                                     ======     ======   ======    ======    ======   ======    ======    ======    ======  =====

Total return  <F14>                  35.19%      6.85%   35.73%   (2.30)%    68.07% (10.53)%    21.09%  (13.17)%    17.60% 36.00%

Supplemental data and ratios:
   Net assets, end of period
      (in thousands)               $305,311    $46,369  $23,293   $12,542    $7,588   $2,767    $1,191      $833  $1,266  $25,368
   Ratio of expenses to average
      net assets <F14> <F15>          1.47%      1.50%    1.50%     1.51%     1.51%    1.56%     1.50%     1.50%   1.26%    2.50%
   Ratio of net (loss) income to
      average net assets  <F15>     (0.37)%    (0.67)%  (0.77)%   (0.41)%   (0.36)%    0.08%   (0.12)%     0.30%   0.16%  (0.76)%
   Portfolio turnover rate              29%        64%      70%       32%       41%      74%       82%       71%     58%       0%

<F13> Commencement of operations.
<F14> Not annualized for periods less than a year.
<F15> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, except for the year ended September 30, 1995 where there were no reimbursements, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.52%,1.64%, 1.69%, 1.67%, 1.75%, 1.91%,
2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (.69)%, (.92)%, (.59)%, (.52)%, (.27)%, (.55)%, (.22)%
and .06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 3.40% and the ratio of net loss to average net assets would be (1.66)%.
See notes to financial statements.




Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Growth Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F16>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----
Net asset value,
   beginning of period                  $15.30    $15.68   $13.64   $15.01     $10.73    $11.39    $ 9.48    $11.47    $10.00

Income (loss) from investment
 operations:
   Net investment income (loss)           0.02    (0.14)   (0.08)   (0.02)       0.08      0.10      0.13      0.10      0.01
   Net realized and unrealized
     gains (losses) on securities         4.59      0.71     3.21   (0.45)       5.16    (0.65)      1.89    (1.67)      1.46
                                        ------   -------  -------  -------    -------   -------    ------    ------      ----
     Total from investment operations     4.61      0.57     3.13   (0.47)       5.24    (0.55)      2.02    (1.57)      1.47

Less distributions:
   Dividends from net investment
     income                                  -         -        -   (0.04)     (0.16)    (0.11)    (0.11)    (0.02)         -
   Distributions from net realized
     gains                              (3.94)    (0.95)   (1.09)   (0.86)     (0.80)         -         -    (0.40)         -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------
     Total distributions                (3.94)    (0.95)   (1.09)   (0.90)     (0.96)    (0.11)    (0.11)    (0.42)         -
                                       -------   -------  -------  -------    -------   -------   -------   -------   -------

Net asset value, end of period          $15.97    $15.30   $15.68   $13.64     $15.01    $10.73    $11.39    $ 9.48    $11.47
                                       =======   =======  =======  =======    =======   =======   =======   =======   =======

Total return <F17>                      39.76%     3.75%   23.57%  (3.61)%     51.90%   (4.82)%    21.60%  (13.39)%    14.70%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                    $53,533   $11,219  $17,619  $14,243    $11,651    $4,574    $3,378    $2,605    $2,699
   Ratio of expenses to average
     net assets <F17><F18>               1.50%     1.50%    1.50%    1.49%      1.51%     1.87%     1.50%     1.50%     1.25%
   Ratio of net income (loss) to
     average net assets <F18>            0.29%   (0.51)%  (0.55)%    0.15%      0.51%     1.45%     1.37%     1.21%     0.18%
   Portfolio turnover rate                 88%      163%     104%      40%        37%       69%       63%       88%       50%

<F16> Commencement of operations.
<F17> Not annualized for the period ended September 30, 1987.
<F18> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%, respectively, and the ratio of net income (loss) to average net assets would be 0.21%, (.64)%, (.66)%, (.03)%, .36%, 1.29%, .96%, .80% and .06%, respectively.
See notes to financial statements.


Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS

Mid-Cap Fund

                                                            Year      Aug. 16,
                                        Year ended          ended     1992<F19>
                                      September 30,       Sept.30,     through
                                      1995      1994        1993      Sept.30,
                                                                          1992
                                    -------   -------     --------    --------

Net asset value,
  beginning of period               $11.02    $10.51        $9.93      $10.00

Income from investment operations:
  Net investment loss               (0.02)    (0.27)       (0.07)           -
  Net realized and unrealized
    gains (losses) on securities      7.64      0.78         0.65      (0.07)
                                    ------    ------       ------     -------
    Total from investment operations  7.62      0.51         0.58      (0.07)

Less distributions:
  Dividends from net investment
    income                               -         -            -           -
  Distributions from net realized
    gains                           (0.03)         -            -           -
                                    ------    ------       ------     -------
    Total distributions             (0.03)         -            -           -
                                    ------    ------       ------     -------

Net asset value, end of period      $18.61    $11.02       $10.51       $9.93
                                    ======    ======       ======    ========

Total return <F20>                  69.24%     4.85%        5.85%     (0.70)%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                 $98,605    $1,091       $2,451        $148
  Ratio of expenses to average
    net assets <F20> <F21>           1.75%     1.75%        1.74%       1.56%
  Ratio of net loss to
    average net assets <F21>       (0.71)%   (1.19)%      (0.86)%     (0.38)%
  Portfolio turnover rate              46%      213%         113%         40%

<F19> Commencement of operations.
<F20> Not annualized for the period ended September 30, 1992.
<F21> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net loss to average net assets would be (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.

See notes to financial statements.

Wasatch Advisors Funds, Inc.
FINANCIAL HIGHLIGHTS


Income Fund
                                                                                                                        Dec. 6,
                                                                                                                       1986<F22>
                                                                                                                        through
                                              Year ended September 30,               Year ended September 30,          Sept.30,
                                         1995      1994      1993     1992       1991     1990       1989     1988       1987
                                         -----     -----    -----     -----     -----     ----       ----     ----       ----

Net asset value,
   beginning of period                  $10.09    $10.42   $11.17    $11.14    $10.13   $10.61     $10.64   $10.19     $10.00

Income from investment operations:
   Net investment income (loss)           0.56      0.55     0.55    (0.03)      0.58     0.69       1.25     0.81       0.39
   Net realized and unrealized
     gains (losses) on securities         0.44    (0.40)   (0.17)      0.94      1.24   (0.19)     (0.06)     0.25     (0.20)
                                        ------    ------   ------    ------    ------   ------     ------   ------    -------
     Total from investment operations     1.00      0.15     0.38      0.91      1.82     0.50       1.19     1.06       0.19

Less distributions:
   Dividends from net investment
     income                             (0.59)    (0.46)   (0.53)    (0.56)    (0.81)   (0.69)     (1.22)   (0.61)          -
   Distributions from net realized
     gains                                   -    (0.02)   (0.60)    (0.32)         -   (0.29)          -        -          -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------
     Total distributions                (0.59)    (0.48)   (1.13)    (0.88)    (0.81)   (0.98)     (1.22)   (0.61)          -
                                        ------   -------  -------   -------    ------   ------    -------   ------     ------

Net asset value, end of period          $10.50    $10.09   $10.42    $11.17    $11.14   $10.13     $10.61   $10.64     $10.19
                                        ======   =======  =======   =======    ======   ======     ======  =======    =======

Total return <F23>                      10.46%     1.51%    3.80%     8.44%    18.74%    4.87%     12.50%   10.84%      1.90%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                     $4,035    $3,250   $3,748    $5,234    $3,540   $1,771     $1,119     $816       $504
   Ratio of expenses to average
     net assets <F23><F24>               1.00%     1.00%    1.00%     1.00%     1.01%    1.32%      0.99%    0.95%      0.94%
   Ratio of net income to
     average net assets  <F24>           5.88%     5.15%    4.60%     4.90%     6.79%   10.00%      8.25%    8.47%      5.97%
   Portfolio turnover rate                 43%       45%      46%       95%       66%      71%        29%      30%

<F22> Commencement of operations.
<F23> Not annualized for the period ended September 30, 1987.
<F24> Net of reimbursements by advisor.  Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and
1.20%, respectively, and the ratio of net income to average net assets would be 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%,
8.06% and 5.70%, respectively.

See notes to financial statements.

Wasatch Advisors Funds, Inc.
Notes to Financial Statements
September 30, 1995


1. ORGANIZATION
 Wasatch Advisors Funds, Inc. was incorporated on November 18, 1986 under the laws of the State of Utah and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Aggressive Equity, Micro-Cap and Mid-Cap Funds are nondiversified portfolios and the Growth and Income Funds are diversified portfolios of Wasatch Advisors Funds, Inc. The Aggressive Equity Fund, Growth Fund and Income Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992 and the Micro-Cap Fund commenced operations on June 19, 1995. The Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment advisor.

 Wasatch Advisors Funds, Inc. is authorized to issue 100,000,000 shares of Series A common stock (Aggressive Equity Fund), 100,000,000 shares of Series B common stock (Growth Fund), 100,000,000 shares of Series C common stock (Income
Fund), 100,000,000 shares of Series D common stock (Mid-Cap Fund) and 100,000,000 shares of Series E common stock (Micro-Cap Fund) all with a par value of $.001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES
 The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.

a) Valuation of Securities - Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

b) Investment in Securities - Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


c) Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

d) Expenses - The Funds are charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.

3. DISTRIBUTIONS
 Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in capital in excess of par value. Accordingly, at September 30, 1995, reclassifications were recorded to increase undistributed net investment income by $529,243, $19,989 and $135,323; decrease undistributed net realized gain on investments by $529,243, $0 and $132,626; and decrease paid-in-capital in excess of par by $0, $19,989 and $2,697 for the Aggressive Equity, Micro-Cap and Mid-Cap Funds, respectively.

4. CAPITAL STOCK
 Transactions in shares of capital stock were as follows:

                                Period ended September 30, 1995
                     Aggressive
                       Equity     Micro-Cap    Growth    Mid-Cap    Income
                        Fund        Fund        Fund      Fund       Fund
                     ----------  ----------  ---------  --------- ---------

  Shares sold        11,583,792   9,592,412  2,724,508  5,698,649   132,150
  Shares issued to
    holders in
    reinvestment of
    dividends           223,654           -    241,652        230    18,774
  Shares redeemed   (1,917,750)   (258,614)  (347,867)  (500,319)  (88,885)
                   ------------  ----------  --------- ---------- ---------
  Net increase        9,889,696   9,333,798  2,618,293  5,198,560    62,039
                   ============  ==========  ========= ========== =========




                                  Year ended September 30, 1994
                     Aggressive
                       Equity      Growth     Mid-Cap    Income
                        Fund        Fund        Fund      Fund
                     ----------    -------    --------  --------

Shares sold           1,316,335      87,202     15,602     27,888
Shares issued to
  holders in
  reinvestment of
  dividends              78,530      63,279          -     16,722
Shares redeemed       (251,438)   (540,948)  (149,784)   (82,343)
                     ----------  ----------  ---------  ---------
Net increase
  (decrease)          1,143,427   (390,467)  (134,182)   (37,733)
                     ==========  ==========  =========  =========

5. PURCHASES AND SALES OF SECURITIES
 Purchases and sales of investment securities, excluding U.S. Government and short-term securities, for the year ended September 30, 1995 are summarized below:

           Aggressive
             Equity         Micro-Cap      Growth          Mid-Cap      Income
              Fund            Fund          Fund            Fund         Fund
          ------------    ------------  ------------    ------------   --------

Purchases  $232,262,765   $19,083,441    $46,016,178   $80,209,884           -
Sales        38,064,053             -     16,089,804     8,592,923           -

 The only purchases and sales of U.S. Government securities occurred in the Income Fund and were $679,258 and $3,080,014, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The Micro-Cap and Income Funds' basis in investments is the same for income tax and financial reporting purposes. The Aggressive Equity, Growth and Mid-Cap Funds' tax basis in their investments is $244,852,951, $48,664,140 and $90,474,099, respectively. At
September 30, 1995 the Income Fund had an accumulated net realized capital loss carryover of $50,344 and $35,783 expiring in 2002 and 2003, respectively. To the extent the Mid-Cap Fund realized future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended September 30, 1995, 41%, 24% and 1% of dividends paid from taxable income for the Aggressive Equity Fund, Growth Fund and Mid-Cap Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

 As of September 30, 1995, gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

                  Aggressive
                    Equity      Micro-Cap      Growth      Mid-Cap      Income
                     Fund         Fund          Fund         Fund        Fund
                  -----------  ----------   -----------  -----------   --------
Unrealized
  appreciation     $65,691,860 $2,125,007    $6,922,249  $14,115,272    $40,262
Unrealized
  depreciation     (8,191,531)  (417,151)   (1,020,141)  (2,114,992)    (1,040)
                   ----------- ----------   -----------  -----------   --------

  Net unrealized
     appreciation  $57,500,329 $1,707,856    $5,902,108  $12,000,280    $39,222
                   =========== ==========    ==========  ===========   ========


6. INVESTMENT ADVISORY
 The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. During the year ended September 30, 1995, management fees for the Aggressive Equity Fund, Micro-Cap Fund, Growth Fund, Mid-Cap Fund and Income Fund were 1.0%, 2.0%, 1.0%, 1.25% and 0.5% of the daily net assets of each portfolio, respectively. The Manager voluntarily agreed to reimburse its management fee to the extent that total expenses exceeded 1.5% of the net assets of the Aggressive Equity Fund, 2.5% of the net assets of the Micro-Cap Fund, 1.5% of the net assets of the Growth Fund, 1.75% of the net assets of the Mid-Cap Fund, and 1.0% of the net assets of the Income Fund computed on a daily basis. For the year ended September 30, 1995, the Manager reimbursed $23,438 for the Micro-Cap Fund, $16,636 for the Growth Fund, $35,750 for the Mid-Cap Fund and $19,946 for the Income Fund.

7. RESTRICTED SECURITIES
 Each Fund may invest up to 5% of its total assets or 10% of its net assets in securities which cannot be readily sold because of legal or contractual restrictions. At the end of the fiscal year, the Aggressive Equity and Mid-Cap Funds held the securities of Drexler Technology Corp. (DRXR), a restricted security, valued at 0.1% and 0.8% of total Fund assets, respectively. Registration of these securities is currently pending. The security is currently valued at a discount to market.

The following table summarizes Wasatch Advisors Funds' holdings in DRXR:

  Fund                      Acquisition Date        Value           Cost
  ----                      ----------------        -----          ------

 Aggressive Equity Fund         12/27/94           $391,000      $160,000
 Mid-Cap Fund                   12/27/94             97,750        40,000
 Mid-Cap Fund                    6/30/95            733,125       300,000

8. TRANSACTIONS WITH AFFILIATES
 Following is an analysis of fiscal 1995 transactions in the Aggressive Equity Fund with "affiliated companies" as defined by the Investment Company Act of 1940:


                                                                   Amount of
                                                      Amount of   Gain (Loss)
                                                      Dividends    Realized
                           Share Activity              Credited     on Sale
                 -----------------------------------  to Income    of Shares
                 Balance                    Balance   in Fiscal    in Fiscal
Security Name    9/30/94  Purchases  Sales  9/30/95      1995        1995
-------------    -------  ---------  -----  -------   ---------    ---------

Children's
  Discovery
  Centers of
  America, Inc.       -    492,200     -    492,200        -            -
Interpore
  International  44,500    517,916     -    562,416        -            -
Mity-Lite, Inc.  55,650    101,470     -    157,120        -            -
National Dentex
  Corp.               -    178,200     -    178,200        -            -


Wasatch Advisors Funds, Inc.
Report of Independent Public Accountants



The Shareholders and Board of Directors of
Wasatch Advisors Funds, Inc.:
 We have audited the accompanying statements of assets and liabilities of Wasatch Advisors Funds, Inc. (a Utah corporation, which includes the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund, Wasatch Growth Fund, Wasatch Mid-Cap Fund and Wasatch Income Fund), including the schedules of investments, as of September 30, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1992 and all prior years presented were audited by other auditors whose report dated November 18, 1992 expressed an unqualified opinion on the financial highlights.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Advisors Funds, Inc. as of September 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 10, 1995

Wasatch Advisors Funds, Inc.
68 South Main Street
Salt Lake City, UT 84101

To Open an Account or Request Information
1-800-551-1700
In Utah 1-801-533-0778
Fax 1-801-533-9828

For Account Balances and Investor Services
1-800-382-3616